UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits

(d)  Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due June 21, 2010
8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones EURO STOXX 50® Index due June 19, 2008
8.3	Tax Opinion of Davis Polk & Wardwell relating to 6.50% (equivalent to 13.00% per annum) Reverse Exchangeable Notes due December 12, 2007 Linked to the Common Shares of Cameco Corporation
8.4	Tax Opinion of Davis Polk & Wardwell relating to 10.00% Reverse Exchangeable Notes due June 13, 2008 Linked to the Common Stock of Schlumberger N.V. (Schlumberger Limited)
8.5
Tax Opinion of Davis Polk & Wardwell relating to 12.0% (equivalent to 24.0% per annum) Bearish Reverse Exchangeable Notes due December 13, 2007 Linked to the Best Performing Common Stock in the Dow Jones Industrial AverageSM (not including the common stock of JPMorgan Chase & Co.)

8.6	Tax Opinion of Davis Polk & Wardwell relating to 12.55% (equivalent to 25.10% per annum) Reverse Exchangeable Notes due December 14, 2007 Linked to the Common Stock of Evergreen Energy Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Irma R. Caracciolo
Name: Irma R. Caracciolo
Title: Assistant Corporate Secretary

Dated: June 12, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due June 21, 2010
8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Dow Jones EURO STOXX 50® Index due June 19, 2008
8.3	Tax Opinion of Davis Polk & Wardwell relating to 6.50% (equivalent to 13.00% per annum) Reverse Exchangeable Notes due December 12, 2007 Linked to the Common Shares of Cameco Corporation
8.4	Tax Opinion of Davis Polk & Wardwell relating to 10.00% Reverse Exchangeable Notes due June 13, 2008 Linked to the Common Stock of Schlumberger N.V. (Schlumberger Limited)
8.5
Tax Opinion of Davis Polk & Wardwell relating to 12.0% (equivalent to 24.0% per annum) Bearish Reverse Exchangeable Notes due December 13, 2007 Linked to the Best Performing Common Stock in the Dow Jones Industrial AverageSM (not including the common stock of JPMorgan Chase & Co.)

8.6	Tax Opinion of Davis Polk & Wardwell relating to 12.55% (equivalent to 25.10% per annum) Reverse Exchangeable Notes due December 14, 2007 Linked to the Common Stock of Evergreen Energy Inc.